EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CHISTE CORPORATION (the "Company") on Form 10-QSB for the period ending June 30, 2004, (the "Report"), I, Kevin R. Keating, Sole Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date:  August 16, 2004


                                                   /s/ Kevin R. Keating
                                                   ---------------------------
                                                   Chief Executive Officer
                                                   and Chief Financial Officer